EXHIBIT  32.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Par Pharmaceutical Companies, Inc. (the "Company") on Form 10-Q for the period ended April 3, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Tarriff, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Scott Tarriff
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Scott Tarriff
President and Chief Executive Officer
May 13, 2005